Exhibit 10.16

EXHIBIT A
[FORM OF] ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor: ______________________________

2.	Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrowers: LEVI STRAUSS & CO. (the U.S. Borrower) and LEVI STRAUSS & CO. (CANADA) INC. (the Canadian Borrower)
____________________
1    Select as applicable.

Exhibit A-1

4.
Administrative Agents:    JPMORGAN CHASE BANK, N.A., as the administrative agent under the Credit Agreement and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the multicurrency administrative agent under the Credit Agreement

5.
Credit Agreement:    The $850,000,000 Amended and Restated Credit Agreement dated as of March 21, 2014, among LEVI STRAUSS & CO. (the “U.S. Borrower”), LEVI STRAUSS & CO. (CANADA) INC. (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Multicurrency Administrative Agent, and the other agents parties thereto

6.	Assigned Interest:

Facility Assigned[2]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[3]
	$	$	%
	$	$	%
	$	$	%

Effective Date: [_____________ ___, 20___] [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrowers, the Loan Parties and their Related Parties or their respective securities, so long as the Assignee agrees to keep such information confidential) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.
The terms set forth in this Assignment and Assumption are hereby agreed to:
____________________

2	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “U.S. Commitment,” “Multicurrency Commitment,” etc.)
3    Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Exhibit A-2

ASSIGNOR

[NAME OF ASSIGNOR]
By:    _____________________________
Title:
ASSIGNEE

[NAME OF ASSIGNEE]
By:    ______________________________
Title:
Consented to and Accepted:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By: __________________________________
Title:
Consented to and Accepted:

LEVI STRAUSS & CO.
By: ____________________________________
Title:
Consented to and Accepted:

[NAME OF EACH ISSUING BANK]
By: ____________________________________
Title:

Exhibit A-3

ANNEX 1
LEVI STRAUSS & CO.
SENIOR SECURED REVOLVING CREDIT FACILITY

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Annex I-1

2.    Payments. From and after the Effective Date, the Applicable Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.
Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Annex I-2

EXHIBIT D
[FORM OF] COMPLIANCE CERTIFICATE

To:	The Lenders parties to the Credit Agreement Described Below
This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated as of March 21, 2014 (as amended, modified, renewed or extended from time to time, the “Agreement”), among Levi Strauss & Co. and Levi Strauss & Co. (Canada) Inc. (the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders and as an Issuing Bank and JPMorgan Chase Bank, N.A., Toronto Branch, as Multicurrency Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.
THE UNDERSIGNED HEREBY CERTIFIES, IN [HIS/HER] CAPACITY AS AN OFFICER OF THE BORROWER REPRESENTATIVE, AND NOT INDIVIDUALLY, THAT:
1.    I am the duly elected [____________] 1 of the Borrower Representative;
2.    I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the U.S. Borrower and its Subsidiaries during the accounting period covered by the financial statements identified on Schedule I attached hereto [for quarterly or monthly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the U.S. Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being acknowledged and agreed that such financial statements will not be subsequently audited on a quarterly or monthly basis)];
3.    The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the financial statements identified on Schedule I attached hereto or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement;
___________________________
1    Fill in appropriate officer (e.g., chief financial officer, principal accounting officer, treasurer, controller or assistant treasurer of the U.S. Borrower).

Exhibit D-1

4.    I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the Administrative Agent the notice required by Section 4.15 of the U.S. Security Agreement and by Section 4.15 of the Canadian Security Agreement;
5.    Schedule II attached hereto sets forth financial data and computations evidencing the Borrowers’ compliance with Section 6.14 of the Agreement, all of which data and computations are true, complete and correct; and
6.    [Schedule III hereto sets forth the computations necessary to determine the Applicable Rate commencing on the Business Day this certificate is delivered.]
Described below are the exceptions, if any, to paragraph 3 by listing, in reasonable detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the financial statements identified on Schedule I attached hereto:

The foregoing certifications, together with the computations set forth in Schedule II [and Schedule III hereto] delivered with this Certificate in support hereof, are made and delivered this [____ day of _________, ______].
LEVI STRAUSS & CO., as
Borrower Representative
By:    ________________________________
Name:
Title:

Exhibit D-2

SCHEDULE I
Financial Statements

Schedule II-1

SCHEDULE II
Compliance as of [_________, ____] with
Provisions of Section 6.14 of the Agreement
A.    Consolidated EBITDA for the twelve Fiscal Months most recently ended (the “Measurement Period”)”

1. Consolidated Net Income for the Measurement Period	$_____________
2. The provision for taxes based on income or profits or utilized in computing net loss for the Measurement Period	$_____________
3. Consolidated Interest Expense for the Measurement Period	$_____________
4. Depreciation for the Measurement Period	$_____________
5. Amortization of intangibles for the Measurement Period	$_____________
6. For the Measurement Period, any non-recurring expenses relating to, or arising from, any closures of facilities; any restructuring costs; facilities relocation costs; and integration costs and fees (including cash severance payments) made in connection with acquisitions, in an aggregate amount for all such expenses pursuant to item 6 not to exceed 15% of Consolidated EBITDA for such Measurement Period prior to giving effect to this item 6
$_____________
7. Any non-cash impairment charge or asset write-off (other than any such charge or write-off of Inventory) and the amortization of intangibles for the Measurement Period	$_____________
8. Inventory purchase accounting adjustments and amortization and impairment charges resulting from other purchase accounting adjustments in connection with acquisitions for the Measurement Period	$_____________
9. Fees and expenses related to any offering of securities, Investments permitted hereby, acquisition and incurrence of Indebtedness permitted to be incurred hereunder (whether or not successful) for the Measurement Period
$_____________
10. Any other non-cash items (other than any non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period) for the Measurement Period	$_____________
11. All non-cash items increasing Consolidated Net Income for the Measurement Period (other than any such non-cash item to the extent that it has resulted or will result in the receipt of cash payments in any period).
$_____________

12. Consolidated EBITDA [A.1+A.2+A.3+A.4+A.5+A.6+A.7+A.8+A.9+A.10-A.11]	$_____________

B. Consolidated Fixed Charge Coverage Ratio (Section 6.14)

Schedule II-2

1. Consolidated EBITDA for the Measurement Period (A.12)	$_____________
2. Aggregate amount of all Consolidated Capital Expenditures made by the U.S. Borrower and is Subsidiaries during the Measurement Period	$_____________
3. Federal, state, local and foreign income taxes paid in cash during the Measurement Period	$_____________
4. Consolidated Interest Expense for the Measurement Period	$_____________
5. Amount of Restricted Payments made by the U.S. Borrower during the Measurement Period in reliance on the proviso to Section 6.08(a)	$_____________
6. Aggregate principal amount (or the equivalent thereto) of all scheduled repayments of Indebtedness (other than (x) intercompany Indebtedness, (y) payments of Existing Yen Notes and (z) payments of Existing Euro Notes) made by the U.S. Borrower and any other Loan Party during the Measurement Period (other than to the extent such Indebtedness has been refinanced or defeased, or with respect to which restricted cash has been set aside to repay, during such period from the proceeds of new Indebtedness that is not secured by any Collateral)
$_____________

7. Consolidated Fixed Charge Coverage Ratio [B1-(B2+B3)] : [B4+B5+B6]	___ to 1.00

8. Minimum required Consolidated Fixed Charge Coverage Ratio	1.00 to 1.00

Schedule II-3

SCHEDULE III
Borrowers’ Applicable Rate Calculation
Requirement: The computations necessary to determine the Applicable Rate commencing on the Business Day this certificate is delivered.

Response: As of [           ], 201[  ], for the Fiscal Quarter ended [             ], 201[  ], Average Availability was $[     ], which was [   ]% of the Line Cap as of such date. Accordingly, as of the date hereof, the Applicable Rate shall be based on Level [  ] in the grid set forth in the definition of “Applicable Rate” in the Credit Agreement.

Schedule III-1

EXHIBIT E-1
[FORM OF] U.S. JOINDER AGREEMENT
THIS JOINDER AGREEMENT (this “Agreement”), dated as of __________, ____, 20__, is entered into between ________________________________, a _________________ (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Amended and Restated Credit Agreement dated as of March 21, 2014 (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”) among Levi Strauss & Co. and Levi Strauss & Co. (Canada) Inc. (the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent for the Lenders and JPMorgan Chase Bank, N.A., Toronto Branch, as Multicurrency Administrative Agent for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
The New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:
1.    The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will become (i) a U.S. Loan Party under the Credit Agreement and a “U.S. Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a U.S. Loan Party and a U.S. Loan Guarantor thereunder as if it had executed the Credit Agreement and (ii) a Grantor under the U.S. Security Agreement and shall have all of the obligations of a Grantor thereunder as if it had executed the U.S. Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and the U.S. Security Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement and in the U.S. Security Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and all of the covenants and grants of security interests in the U.S. Security Agreement, (c) all of the guaranty obligations set forth in Article X and Article XI of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary (1) subject to the limitations set forth in Sections 10.10 and 11.10 of the Credit Agreement, hereby guarantees, jointly and severally with the other U.S. Loan Guarantors, to the U.S. Lender Parties, as provided in Article X and Article XI of the Credit Agreement, the prompt payment and performance of the U.S. Guaranteed Obligations and the Canadian Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the U.S. Guaranteed Obligations or Canadian Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other U.S. Loan Guarantors and, in the case of the Canadian Secured Obligations, the Canadian Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the U.S. Guaranteed Obligations and

Exhibit E-1-1

Canadian Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal and (2) grants a security interest to the Administrative Agent for the benefit of the U.S. Lender Parties in all of the Collateral (as defined in the U.S. Security Agreement) now or hereinafter owned by such New Subsidiary to secure the Secured Obligations.
2.    If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.
3.    The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:
_______________________________________________________
_______________________________________________________
_______________________________________________________
_______________________________________________________
4.    The New Subsidiary hereby waives acceptance by the Administrative Agent and the U.S. Lender Parties of the guarantee and grant of security interest hereunder by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.
5.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.
6.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the U.S. Lender Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.
[NEW SUBSIDIARY]
By:    ________________________________
Name:
Title:

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Exhibit E-1-2

By:    ________________________________
Name:
Title:

Exhibit E-1-3

EXHIBIT E-2
[FORM OF] CANADIAN JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of __________, ____, 20__, is entered into between ________________________________, a _________________ (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., Toronto Branch, in its capacity as multicurrency administrative agent (the “Multicurrency Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of March 21, 2014 (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”) among Levi Strauss & Co. and Levi Strauss & Co. (Canada) Inc. (the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, the Multicurrency Administrative Agent and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
The New Subsidiary and the Multicurrency Administrative Agent, for the benefit of the Lenders, hereby agree as follows:
1.The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will become (i) a Canadian Loan Party under the Credit Agreement and a “Canadian Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Canadian Loan Party and a Canadian Guarantor thereunder as if it had executed the Credit Agreement and (ii) a “Grantor” for all purposes of the Canadian Security Agreement and shall have all of the obligations of a Grantor thereunder as if it had executed the Canadian Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and the Canadian Security Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement and in the Canadian Security Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and in the Canadian Security Agreement and (c) all of the guarantee obligations set forth in Article XI of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary (1) subject to the limitations set forth in Section 11.10 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Canadian Administrative Agent and the Multicurrency Lender Parties, as provided in Article XI of the Credit Agreement, the prompt payment and performance of the Canadian Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Canadian Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Canadian Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal and (2) grants a security interest to the Administrative Agent for the benefit of the Multicurrency Lender Parties in all of the Collateral (as defined in the Canadian Security Agreement) now or hereinafter owned by such New Subsidiary to secure the Canadian Secured Obligations.

Exhibit E-2-1

2.    If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Multicurrency Administrative Agent in accordance with the Credit Agreement.
3.    The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

4.    The New Subsidiary hereby waives acceptance by the Multicurrency Administrative Agent and the Multicurrency Lender Parties of the guarantee and grant of security interest hereunder by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.
5.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.
6.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Multicurrency Administrative Agent, for the benefit of the Multicurrency Lender Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.
[NEW SUBSIDIARY]

By:__________________________________________
Name:________________________________________
Title:_________________________________________

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Multicurrency Administrative Agent

By:__________________________________________
Name:________________________________________
Title:_________________________________________

Exhibit E-2-2

EXHIBIT F-1
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 21, 2014 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement,”) among LEVI STRAUSS & CO., a Delaware corporation (the “U.S. Borrower”), LEVI STRAUSS & CO. (CANADA) INC., an Ontario corporation (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, and JPMORGAN CHASE BANK, N.A.. TORONTO BRANCH, as the Multicurrency Administrative Agent. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to the provisions of Section 2.17(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments on the Loan(s) are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower Representative with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent in writing and deliver promptly to the Borrower Representative and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower Representative or the Administrative Agent) or promptly notify the Borrower Representative and the Administrative Agent in writing of its inability to do so, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or at such times as are reasonably requested by the Borrower Representative and the Administrative Agent.

[NAME OF LENDER]
By: ______________________________________
Name:
Title:
Date: ________ __, 20[ ]

Exhibit F-1-1

EXHIBIT F-2
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 21, 2014 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement,”) among LEVI STRAUSS & CO., a Delaware corporation (the “U.S. Borrower”), LEVI STRAUSS & CO. (CANADA) INC., an Ontario corporation (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, and JPMORGAN CHASE BANK, N.A.. TORONTO BRANCH, as the Multicurrency Administrative Agent. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to the provisions of 2.17(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments on the Loan(s) are not effectively connected with the conduct of a U.S. trade or business of the undersigned or any of its direct or indirect partners/members that is claiming the portfolio interest exemption.
The undersigned has furnished the Administrative Agent and the Borrower Representative with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent in writing and deliver promptly to the Borrower Representative and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower Representative or the Administrative Agent) or promptly notify the Borrower Representative and the Administrative Agent in writing of its inability to do so, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or

Exhibit F-2-1

at such times as are reasonably requested by the Borrower Representative and the Administrative Agent.

[NAME OF LENDER]
By: ______________________________________
Name:
Title:
Date: ________ __, 20[ ]

Exhibit F-2-2

EXHIBIT F-3
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 21, 2014 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement,”) among LEVI STRAUSS & CO., a Delaware corporation (the “U.S. Borrower”), LEVI STRAUSS & CO. (CANADA) INC., an Ontario corporation (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, and JPMORGAN CHASE BANK, N.A.. TORONTO BRANCH, as the Multicurrency Administrative Agent. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to the provisions of Section 2.17(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments with respect to such participation are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on an Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or at such times as are reasonably requested by such Lender.

[NAME OF PARTICIPANT]
By: ______________________________________
Name:
Title:
Date: ________ __, 20[ ]

Exhibit F-3-1

EXHIBIT F-4
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 21, 2014 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement,”) among LEVI STRAUSS & CO., a Delaware corporation (the “U.S. Borrower”), LEVI STRAUSS & CO. (CANADA) INC., an Ontario corporation (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, and JPMORGAN CHASE BANK, N.A.. TORONTO BRANCH, as the Multicurrency Administrative Agent. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to the provisions of 2.17(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments with respect to such participation are not effectively connected with the conduct or a U.S. trade or business by the undersigned or any of its direct or indirect partners/members that is claiming the portfolio interest exemption.
The undersigned has furnished its participating Lender with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or at such times as are reasonably requested by such Lender.

Exhibit F-4-1

[NAME OF PARTICIPANT]
By: ______________________________________
Name:
Title:
Date: ________ __, 20[ ]

Exhibit F-4-2